RiverNorth Opportunities Fund, Inc.

RiverNorth Opportunities Fund Announces Notification of Sources of Distribution

DENVER – November 30, 2017 - The RiverNorth Opportunities Fund, Inc. (NYSE:RIV) announces the sources of a distribution paid on November 30, 2017 of $0.21 per share to shareholders of record at the close of business on November 17, 2017,  pursuant to the Fund's managed distribution plan. This press release is issued as required by an exemptive order granted to the Fund by the U.S. Securities and Exchange Commission and includes the notice below sent to shareholders regarding the source of the distribution.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.004368	2.08%
Net Realized Short-Term Capital Gain	0.205632	97.92%
Net Realized Long-Term Capital Gain	0.000000	0.00%
Return of Capital or other Capital Source	0.000000	0.00%
Total (per common share)	0.210000	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.004368	2.08%
Net Realized Short-Term Capital Gain	0.205632	97.92%
Net Realized Long-Term Capital Gain	0.000000	0.00%
Return of Capital or other Capital Source	0.000000	0.00%
Total (per common share)	0.210000	100.00%

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income'.

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2017 federal income tax return. The final tax character of any distribution declared in 2017 will be determined in January 2018 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2016 through 10/31/2017)
Annualized Distribution Rate as a Percentage of NAV^	12.30%
Cumulative Distribution Rate on NAV^	1.03%
Cumulative Total Return on NAV*	14.11%

Since Inception Average Annual Total Return on NAV for the Period Ended 10/31/2017**	15.03%
^	Based on the Fund’s NAV as of October 31, 2017.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2016 through October 31, 2017.

**	Since inception average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Directors reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Directors at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Please retain this document for your records.

ALPS Advisors, Inc. is the investment adviser to the Fund.

RiverNorth Capital Management, LLC is the investment sub-adviser to the Fund. RiverNorth Capital Management, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

ALPS Portfolio Solutions Distributor, Inc. is the FINRA Member.

Media Contact:

Laura M. Parsons

DST Global Public Relations

+1 816 843 9087

mediarelations@dstsystems.com

###

RVC000222 11.30.2018

RiverNorth Opportunities Fund, Inc.

RiverNorth Opportunities Fund Announces Notification of Sources of Distribution

DENVER – December 28, 2017 - The RiverNorth Opportunities Fund, Inc. (NYSE:RIV) announces the sources of a distribution paid on December 28, 2017 of $0.21 per share to shareholders of record at the close of business on December 15, 2017,  pursuant to the Fund's managed distribution plan. This press release is issued as required by an exemptive order granted to the Fund by the U.S. Securities and Exchange Commission and includes the notice below sent to shareholders regarding the source of the distribution.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.068068	32.41%
Net Realized Short-Term Capital Gain	0.141932	67.59%
Net Realized Long-Term Capital Gain	0.000000	0.00%
Return of Capital or other Capital Source	0.000000	0.00%
Total (per common share)	0.210000	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.072436	17.25%
Net Realized Short-Term Capital Gain	0.347564	82.75%
Net Realized Long-Term Capital Gain	0.000000	0.00%
Return of Capital or other Capital Source	0.000000	0.00%
Total (per common share)	0.420000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2017 federal income tax return. The final tax character of any distribution declared in 2017 will be determined in January 2018 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2017 through 11/30/2017)
Annualized Distribution Rate as a Percentage of NAV^	12.61%
Cumulative Distribution Rate on NAV^	2.10%
Cumulative Total Return on NAV*	12.49%

Since Inception Average Annual Total Return on NAV for the Period Ended 11/30/2017**	13.52%

^	Based on the Fund’s NAV as of November 30, 2017.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2017 through November 30, 2017.

**	Since inception average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Directors reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Directors at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Please retain this document for your records.

ALPS Advisors, Inc. is the investment adviser to the Fund.

RiverNorth Capital Management, LLC is the investment sub-adviser to the Fund. RiverNorth Capital Management, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

ALPS Portfolio Solutions Distributor, Inc. is the FINRA Member.

Media Contact:

Laura M. Parsons

DST Global Public Relations

+1 816 843 9087

mediarelations@dstsystems.com

###

RVC000224 12.28.2018

RiverNorth Opportunities Fund, Inc.

RiverNorth Opportunities Fund Announces Notification of Sources of Distribution

DENVER – January 25, 2018 - The RiverNorth Opportunities Fund, Inc. (NYSE:RIV) announces the sources of a distribution paid on January 25, 2018 of $0.21 per share to shareholders of record at the close of business on January 12, 2018,  pursuant to the Fund's managed distribution plan. This press release is issued as required by an exemptive order granted to the Fund by the U.S. Securities and Exchange Commission and includes the notice below sent to shareholders regarding the source of the distribution.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.109021	51.91%
Net Realized Short-Term Capital Gain	0.100979	48.09%
Net Realized Long-Term Capital Gain	0.000000	0.00%
Return of Capital or other Capital Source	0.000000	0.00%
Total (per common share)	0.210000	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.181457	28.80%
Net Realized Short-Term Capital Gain	0.448543	71.20%
Net Realized Long-Term Capital Gain	0.000000	0.00%
Return of Capital or other Capital Source	0.000000	0.00%
Total (per common share)	0.630000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2018 federal income tax return. The final tax character of any distribution declared in 2018 will be determined in January 2019 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2017 through 12/31/2017)
Annualized Distribution Rate as a Percentage of NAV^	12.57%
Cumulative Distribution Rate on NAV^	3.14%
Cumulative Total Return on NAV*	11.07%

Since Inception Average Annual Total Return on NAV for the Period Ended 12/31/2017**	13.69%

^	Based on the Fund’s NAV as of December 31, 2017.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2017 through December 31, 2017.

**	Since inception average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Directors reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Directors at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Please retain this document for your records.

ALPS Advisors, Inc. is the investment adviser to the Fund.

RiverNorth Capital Management, LLC is the investment sub-adviser to the Fund. RiverNorth Capital Management, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

ALPS Portfolio Solutions Distributor, Inc. is the FINRA Member.

Media Contact:

Laura M. Parsons

DST Global Public Relations

+1 816 843 9087

mediarelations@dstsystems.com

###

RVC000225 1.25.2019

RiverNorth Opportunities Fund, Inc.

RiverNorth Opportunities Fund Announces Notification of Sources of Distribution

DENVER – February 28, 2018 - The RiverNorth Opportunities Fund, Inc. (NYSE:RIV) announces the sources of a distribution paid on February 28, 2018 of $0.21 per share to shareholders of record at the close of business on February 16, 2018, pursuant to the Fund's managed distribution plan. This press release is issued as required by an exemptive order granted to the Fund by the U.S. Securities and Exchange Commission and includes the notice below sent to shareholders regarding the source of the distribution.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.024004	11.43%
Net Realized Short-Term Capital Gain	0.023345	11.12%
Net Realized Long-Term Capital Gain	0.162651	77.45%
Return of Capital or other Capital Source	0.000000	0.00%
Total (per common share)	0.210000	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.205461	24.46%
Net Realized Short-Term Capital Gain	0.471888	56.18%
Net Realized Long-Term Capital Gain	0.162651	19.36%
Return of Capital or other Capital Source	0.000000	0.00%
Total (per common share)	0.840000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2018 federal income tax return. The final tax character of any distribution declared in 2018 will be determined in January 2019 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2017 through 01/31/2018)
Annualized Distribution Rate as a Percentage of NAV^	12.61%
Cumulative Distribution Rate on NAV^	4.20%
Cumulative Total Return on NAV*	0.74%

Since Inception Average Annual Total Return on NAV for the Period Ended 01/31/2018**	13.50%

^	Based on the Fund’s NAV as of January 31, 2018.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2017 through January 31, 2018.

**	Since inception average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Directors reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Directors at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Please retain this document for your records.

ALPS Advisors, Inc. is the investment adviser to the Fund.

RiverNorth Capital Management, LLC is the investment sub-adviser to the Fund. RiverNorth Capital Management, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

ALPS Portfolio Solutions Distributor, Inc. is the FINRA Member.

Media Contact:

Laura M. Parsons

DST Global Public Relations

+1 816 843 9087

mediarelations@dstsystems.com

###

RVC000229 2.28.2019

RiverNorth Opportunities Fund, Inc.

RiverNorth Opportunities Fund Announces Notification of Sources of Distribution

DENVER – March 30, 2018 - The RiverNorth Opportunities Fund, Inc. (NYSE:RIV) announces the sources of a distribution paid on March 29, 2018 of $0.21 per share to shareholders of record at the close of business on March 16, 2018, pursuant to the Fund's managed distribution plan. This press release is issued as required by an exemptive order granted to the Fund by the U.S. Securities and Exchange Commission and includes the notice below sent to shareholders regarding the source of the distribution.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.011199	5.33%
Net Realized Short-Term Capital Gain	0.000000	0.00%
Net Realized Long-Term Capital Gain	0.198801	94.67%
Return of Capital or other Capital Source	0.000000	0.00%
Total (per common share)	0.210000	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.216660	20.63%
Net Realized Short-Term Capital Gain	0.471888	44.94%
Net Realized Long-Term Capital Gain	0.361452	34.43%
Return of Capital or other Capital Source	0.000000	0.00%
Total (per common share)	1.050000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2018 federal income tax return. The final tax character of any distribution declared in 2018 will be determined in January 2019 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

RVC000232

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2017 through 02/28/2018)
Annualized Distribution Rate as a Percentage of NAV^	12.90%
Cumulative Distribution Rate on NAV^	5.38%
Cumulative Total Return on NAV*	-0.47%

Since Inception Average Annual Total Return on NAV for the Period Ended 02/28/2018**	12.37%
^	Based on the Fund’s NAV as of February 28, 2018.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2017 through February 28, 2018.

**	Since inception average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Directors reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Directors at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Please retain this document for your records.

ALPS Advisors, Inc. is the investment adviser to the Fund.

RiverNorth Capital Management, LLC is the investment sub-adviser to the Fund. RiverNorth Capital Management, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

ALPS Portfolio Solutions Distributor, Inc. is the FINRA Member.

Media Contact:

Laura M. Parsons

DST Global Public Relations

+1 816 843 9087

mediarelations@dstsystems.com

RVC000232

RiverNorth Opportunities Fund, Inc.

RiverNorth Opportunities Fund Announces Notification of Sources of Distribution

DENVER – April 26, 2018 - The RiverNorth Opportunities Fund, Inc. (NYSE:RIV) announces the sources of a distribution paid on April 26, 2018 of $0.21 per share to shareholders of record at the close of business on April 13, 2018,  pursuant to the Fund's managed distribution plan. This press release is issued as required by an exemptive order granted to the Fund by the U.S. Securities and Exchange Commission and includes the notice below sent to shareholders regarding the source of the distribution.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.000000	0.00%
Net Realized Short-Term Capital Gain	0.000000	0.00%
Net Realized Long-Term Capital Gain	0.210000	100.00%
Return of Capital or other Capital Source	0.000000	0.00%
Total (per common share)	0.210000	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.216660	17.20%
Net Realized Short-Term Capital Gain	0.471888	37.45%
Net Realized Long-Term Capital Gain	0.571452	45.35%
Return of Capital or other Capital Source	0.000000	0.00%
Total (per common share)	1.260000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2018 federal income tax return. The final tax character of any distribution declared in 2018 will be determined in January 2019 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2017 through 03/31/2018)
Annualized Distribution Rate as a Percentage of NAV^	13.01%
Cumulative Distribution Rate on NAV^	6.50%
Cumulative Total Return on NAV*	-0.22%

Since Inception Average Annual Total Return on NAV for the Period Ended 03/31/2018**	11.99%

^	Based on the Fund’s NAV as of March 31, 2018.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2017 through March 31, 2018.

**	Since inception average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Directors reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Directors at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Please retain this document for your records.

ALPS Advisors, Inc. is the investment adviser to the Fund.

RiverNorth Capital Management, LLC is the investment sub-adviser to the Fund. RiverNorth Capital Management, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

ALPS Portfolio Solutions Distributor, Inc. is the FINRA Member.

Media Contact:

Laura M. Parsons

DST Global Public Relations

+1 816 843 9087

mediarelations@dstsystems.com

###

RVC000234 4.26.2019